                                                                EXHIBIT 99(b)(9)


           The McNeil Partnerships and
           Affiliated Companies
           =====================================================================



           June 1999



           Houlihan Lokey Howard & Zukin Capital
           Investment Bankers
           1930 Century Park West
           Los Angeles, California 90067
           (310) 553-8871   http://www.hlhz.com
[GRAPHIC]  Los Angeles . New York . Chicago . San Francisco
           Washington, D.C. . Minneapolis . Dallas . Atlanta . Toronto Seoul . Hong Kong

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

     Houlihan Lokey Howard & Zukin Capital ("Houlihan Lokey") was retained by Mr. Robert A. McNeil and Mrs. Carole J. McNeil (collectively, "McNeil"), McNeil Real Estate Management, Inc. (the "Company") and McNeil Partners, L.P. (the "General Partner") as their personal financial advisor to advocate on their behalf the fair market value of the Company on a controlling interest basis. The Company and the General Partner are collectively referred to herein as the "Real Estate Entities." The attached report was delivered by Houlihan Lokey to McNeil and the Real Estate Entities in connection with this engagement.

     Houlihan Lokey understands that the Company, which is solely owned by Mr. McNeil, currently provides property and asset management services to approximately eighteen partnerships (the "Partnerships") which own approximately 17,000 apartment units and various commercial properties. Houlihan Lokey further understands that (i) the General Partner is the general partner of each of the Partnerships, (ii) Mr. McNeil is the sole shareholder of McNeil Investors, Inc., the corporate general partner of the General Partner, and (iii) the Partnerships are currently considering certain transactions involving the Real Estate Entities and the Partnerships, including the possible sale of assets, a merger, a consolidation or some other business combination involving all or substantially all of the businesses, securities or assets of the Company and the Partnerships (the "Transaction"). Moreover, Houlihan Lokey understands that: (1) Paine Webber, as the investment banker for the Partnerships, has marketed both the Company and the Partnerships in connection with the Transaction, including a solicitation of offers, and (2) Robert Stanger & Co. has been retained by the Partnerships on behalf of the limited partners of such Partnerships to opine as to the fairness of the Transaction to the respective limited partners of the Partnerships. As such, Houlihan Lokey is being retained to act exclusively on behalf of McNeil and the Real Estate Entities, and not on behalf of the Partnerships or any limited partner thereof. No person other than McNeil and the Real Estate Entities are entitled to rely on the attached report.

     All conclusions presented, and all documentation delivered, in connection with the Valuation are intended solely for the information of McNeil and the Real Estate Entities, solely for the purpose stated, and may not be relied upon by any other person or for any other purpose. The conclusions rendered in the Valuation are advisory in nature only. No opinion, counsel or interpretation is intended by Houlihan Lokey in matters that require legal, accounting, tax or other appropriate professional advice. It is assumed by Houlihan Lokey that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.

Houlihan Lokey has relied, without independent verification, on the accuracy and completeness of all information furnished by the Real Estate Entities, or any other potential party to the Transaction.




=======================================  Houlihan Lokey Howard & Zukin  =====  i

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------


Table of Contents

        ------------------------------------------------------------------------

                                                                   Tab
                                                                   ---

        Executive Summary........................................    1

        Summary Company Information..............................    2

        Valuation................................................    3

        Supporting Data..........................................    4






=======================================  Houlihan Lokey Howard & Zukin  ===== ii

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                                               Executive Summary
-----------------------------------------------------------------

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Executive Summary


Methodology

o Value company using multiples of EBITDA and EBIT with 1998 and projected 1999 operating cash flows. Publicly traded companies and transactions provide the appropriate multiple of EBITDA and EBIT.

o Value company using a discounted cash flow model based on projected flows and market discount rates and growth rates. Time horizons of 5 and 10 years have been considered. In addition, two scenarios have been examined: 1) the McNeil corporate entities exist in perpetuity and 2) the McNeil corporate entities exist for either 5 or 10 years, after which the assets of the portfolio are disposed.

o Representative operating cash flows have been calculated based on actual and projected results. Valuation indications are derived using appropriate EBITDA multiples which are based upon the multiples of comparable public companies as well as recent industry transactions.

o Value company based on a percentage of the post-transaction value. Other transactions, such as IPOs and manager purchases, provide a basis for the appropriate percentage to attribute to the management company.


Observations

o Because the asset management fees and management incentive distributions shrink by 25 basis points each year starting in 2000, the cash flows for 1998 and the estimated cash flows for 1999 cannot be capitalized in their entirety by their respective multiples.

o McNeil Real Estate Management, Inc. ("McREMI") has historically demonstrated significantly higher profit margins than those of the comparable public real estate management companies. This would suggest the application of relatively higher multiples with respect to McREMI's peer group.



=======================================  Houlihan Lokey Howard & Zukin  ======

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Executive Summary


o The five-year projections provided by management may be somewhat conservative, given that both the portfolio revenues and net operating income have historically increased by more than the 3% growth rate forecasted from 1998 to 2002.

o The deficit restoration obligation ("DRO") is a liability for the general partner in the event of asset disposition.






=======================================  Houlihan Lokey Howard & Zukin  ======

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Summary


Conclusions

o Indicated valuation range is from approximately $45 million to $79 million of value for McREMI and MPLP combined, with a mean value of approximately $60 million.







=======================================  Houlihan Lokey Howard & Zukin  ======

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Summary of Valuation Methodologies & Conclusions


                                                                Enterprise
                                                                   Value
                                                               ------------

Capitalization of 1998 Earnings + Excess AMF/1//MID/2/          $  55,279

Capitalization of 1999 Earnings + Excess AMF/MID                   44,895

Discounted Cash Flow - Perpetuity Model (10-year)                  79,442

Discounted Cash Flow - Disposition Model (10-year)                 56,396

Discounted Cash Flow - Perpetuity Model (5-year)                   79,442

Discounted Cash Flow - Disposition Model (5-year)                  48,578

Percent of Transaction Size + All AMF/MID/4/                       54,077

Minimum                                                            44,895
Maximum                                                            79,442

Mean                                                               59,730
Median                                                             55,279



/1/  Asset management fees.
/2/  Management incentive distributions
/3/  Earnings before interest, taxes, depreciation and amortization
/4/ From observed transactions involving management companies, calculated the average percentage the management company represented of the total transaction size and multiplied this by the assumed value ($646 m) of the proposed McNeil transaction. The value of the asset management fees and management incentive distributions were then added to this figure.




=======================================  Houlihan Lokey Howard & Zukin  ======

--------------------------------------------------------------
                                  Summary Company Information
--------------------------------------------------------------

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

McNeil Partnerships: Summary Financials




($ in thousands)
                          1993       1994       1995       1996       1997       1998       1999E
                          ----       ----       ----       ----       ----       ----       -----
Revenue                 $110,049   $115,985   $121,324   $126,329   $129,814   $121,545   $132,206
      % Change               6.1%       5.4%       4.6%       4.1%       2.8%      -6.4%       8.8%

Expenses                  57,009     57,753     58,842     59,022     60,537     57,133     60,660
                        --------   --------   --------   --------   --------   --------   --------

Net Operating Income      53,039     58,232     62,483     67,308     69,276     64,411     71,546
                        ========   ========   ========   ========   ========   ========   ========
      % Change               7.2%       9.8%       7.3%       7.7%       2.9%     -7.0%      11.1%



=======================================  Houlihan Lokey Howard & Zukin  ======

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

McNeil Corporate Entities: Summary Financials


                                         1997       1998      1999 E     2000 P     2001 P     2002 P     2003 P
                                         ----       ----      ------     ------     ------     ------     ------
Property management fees                $ 7,015    $ 6,846   $ 7,005     $ 7,215    $ 7,432    $ 7,655   $ 7,884

Partnership reimbursements                3,126      3,498     3,559       3,666      3,776      3,889     4,006
Asset management fees/MID/1/              7,764      7,489     7,498       5,634      4,074      2,096     2,157
Disposition fees                            733        366         -           -          -          -         -
Miscellaneous income                        192        118       150         155        159        164       169
                                        -------    -------   -------     -------    -------    -------    ------

Revenues                                 18,830     18,316    18,212      16,669     15,441     13,804    14,216
                                                                            45.8%      50.9%      58.6%     58.6%
Expenses                                  6,848      7,541     7,405       7,627      7,856      8,092     8,334
                                        -------    -------   -------     -------    -------    -------    ------
EBIT                                     11,982     10,775    10,807       9,042      7,585      5,712     5,882
     % Margin                              63.6%      58.8%     59.3%       54.2%      49.1%      41.4%     41.4%

Depreciation                                260        235       191         197        203        209       215
                                        -------    -------   -------     -------    -------    -------    ------

EBITDA                                   12,242     11,010    10,998       9,239      7,787      5,921     6,097
                                        =======    =======   =======     =======    =======    =======    ======
     % Margin                              65.0%      60.1%     60.4%       55.4%      50.4%      42.9%     42.9%


/1/ Management incentive distributions; does not include disposition fees.



=======================================  Houlihan Lokey Howard & Zukin  ======

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Representative Earnings

                                         1998              1999E
                                     ---------         ---------

Property management fees             $   6,846         $   7,005
Partnership reimbursements               3,498             3,559
Asset management fees/MID/1/             2,096             2,096
Miscellaneous income                       118               150
                                     ---------         ---------

Revenues                                12,558            12,810

Expenses                                 7,541             7,405
                                     ---------         ---------

EBIT                                     5,017             5,405
   % Margin                               40.0%             42.2%

Depreciation                               235               191
                                     ---------         ---------

EBITDA                                   5,252             5,596
                                     =========         =========
   % Margin                               41.8%             43.7%



/1/ Management incentive distributions decrease by 25 basis points each year beginning in 2000 and level off in 2002. Therefore, the projected level of fees in 2002 were considered the most representative.



=======================================  Houlihan Lokey Howard & Zukin  ======

----------------------------------------------------------
                                                Valuation
----------------------------------------------------------

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Market Capitalization Approach

                                                                Implied     Present Value   Total
                              Representative    Selected       Enterprise    of Excess    Enterprise
  1998                             Level        Multiple         Value        AMF/MIDS      Value
                             ---------------  -----------   --------------- ------------  -----------

EBIT                                5,017          10.0           50,170        9,187       59,358

EBITDA                              5,252           8.0           42,013        9,187       51,201

                                            Concluded Enterprise Value:                     55,279


                                                                Implied     Present Value   Total
                              Representative    Selected       Enterprise    of Excess     Enterprise
  1999 E                           Level        Multiple         Value        AMF/MIDS      Value
                             ---------------  -----------   --------------- ------------  -----------
EBIT                                5,405           7.0           37,837        9,187        47,024

EBITDA                              5,596           6.0           33,578        9,187        42,765

                                            Concluded Enterprise Value:                      44,895



=======================================  Houlihan Lokey Howard & Zukin  ======

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Non-recurring AMF/MID

                             1999          2000             2001         2002
                         --------      --------         --------     --------
Actual AMF                  7,498         5,634            4,074        2,096
Disposition Fees                              -                -            -
2002 AMF                   (2,096)       (2,096)          (2,096)      (2,096)
                         --------      --------         --------     --------
                            5,402         3,538            1,978            -

                             1999          2000             2001         2002      Total
                 -------------------------------------------------------------------------
              9%            4,956         2,977            1,527            -      9,461
             10%            4,911         2,924            1,486            -      9,320
             11%            4,867         2,871            1,446            -      9,184
             12%            4,823         2,820            1,408            -      9,051
             13%            4,780         2,770            1,371            -      8,922

                                             Mean          9,187




=======================================  Houlihan Lokey Howard & Zukin  ======

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

10-Year Perpetuity Model
($ in thousands)

MANAGEMENT FEES

                                 1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
                              -------------------------------------------------------------------------------------------------
Revenues                      $10,564   $10,881   $11,207   $11,544   $11,890   $12,247   $12,614   $12,992   $13,382   $13,784
Operating Expenses             (7,405)   (7,627)   (7,856)   (8,092)   (8,334)   (8,584)   (8,842)   (9,107)   (9,380)   (9,662)
                              -------------------------------------------------------------------------------------------------

EBIT                            3,159     3,254     3,351     3,452     3,555     3,662     3,772     3,885     4,002     4,122
                              -------------------------------------------------------------------------------------------------
Depreciation/Amortization         191       197       203       209       215       221       228       235       242       249
Capital Expenditures               --        --        --        --        --        --        --        --        --        --
(Inc)/Dec in Fees Receivable       --        --        --        --        --        --        --        --        --        --
Advances Repaid                    --        --        --        --        --        --        --        --        --        --
                              -------------------------------------------------------------------------------------------------

Cash Flow                      $3,350    $3,451    $3,554    $3,661    $3,770    $3,884    $4,000    $4,120    $4,244    $4,371
                              =================================================================================================

                            Interim flows only         PV of Terminal Value
                                     ---------                  ---------
                              9%      $24,138              9%    $31,696
                             10%      $23,061             10%    $24,797
Discount Rate                11%      $22,055             11%    $19,820
                             12%      $21,116             12%    $16,106
                             13%      $20,237             13%    $13,263
                                     ---------                  ---------

                            Mean      $22,121            Mean    $21,136

GENERAL PARTNERSHIP FEES

                                    1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                  ---------------------------------------------------------------------------------------
Asset Management Fees              7,498    5,634    4,074    2,096    2,157    2,222    2,289    2,357    2,428    2,501
Disposition Fees                      --       --       --       --       --       --       --       --       --       --
Miscellaneous Income                 150      155      159      164      169      174      179      185      190      196
                                  ---------------------------------------------------------------------------------------

Fees                              $7,648   $5,789   $4,233   $2,260   $2,326   $2,396   $2,468   $2,542   $2,618   $2,697
                                  =======================================================================================
Fees Excluding Disp. Fees         $7,648   $5,789   $4,233   $2,260   $2,326   $2,396   $2,468   $2,542   $2,618   $2,697

                           PV assuming perpetuity
                                      ---------
                                  9%   $44,225
                                 10%   $39,159
                                 11%   $35,327
                                 12%   $32,319
                                 13%   $29,889
                                      ---------

                               Mean    $36,184

                              TOTAL    $79,442


=========================================== Houlihan Lokey Howard & Zukin === 12

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                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

10-Year Disposition Model
($ in thousands)

MANAGEMENT FEES

                                 1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
                              -------------------------------------------------------------------------------------------------
Revenues                      $10,564   $10,881   $11,207   $11,544   $11,890   $12,247   $12,614   $12,992   $13,382   $13,784
Operating Expenses             (7,405)   (7,627)   (7,856)   (8,092)   (8,334)   (8,584)   (8,842)   (9,107)   (9,380)   (9,662)
                              -------------------------------------------------------------------------------------------------

EBIT                            3,159     3,254     3,351     3,452     3,555     3,662     3,772     3,885     4,002     4,122
                              -------------------------------------------------------------------------------------------------
Depreciation/Amortization         191       197       203       209       215       221       228       235       242       249
Capital Expenditures               --        --        --        --        --        --        --        --        --        --
(Inc)/Dec in Fees Receivable       --        --        --        --        --        --        --        --        --    29,371
Advances Repaid                    --        --        --        --        --        --        --        --        --        --
                              -------------------------------------------------------------------------------------------------

Cash Flow                      $3,350    $3,451    $3,554    $3,661    $3,770    $3,884    $4,000    $4,120    $4,244   $33,742
                              =================================================================================================

                                           ---------
                                       9%   $36,544
                                      10%   $34,384
                    Discount Rate     11%   $32,399
                                      12%   $30,573
                                      13%   $28,890
                                           ---------

                                    Mean    $32,558

GENERAL PARTNERSHIP FEES

                                     1999     2000     2001     2002     2003     2004     2005     2006     2007     2008
                                   ---------------------------------------------------------------------------------------
Asset Management Fees               7,498    5,634    4,074    2,096    2,157    2,222    2,289    2,357    2,428    2,501
Disposition Fees(1,2)                  --       --       --       --       --       --       --       --       --    1,955
Miscellaneous Income                  150      155      159      164      169      174      179      185      190      196
                                   ---------------------------------------------------------------------------------------
Fees                               $7,648   $5,789   $4,233   $2,260   $2,326   $2,396   $2,468   $2,542   $2,618   $4,652
                                   =======================================================================================
Fees Excluding Disp. Fees          $7,648   $5,789   $4,233   $2,260   $2,326   $2,396   $2,468   $2,542   $2,618   $2,697

                                           ---------
                                       9%   $25,496
                                      10%   $24,614
                    Discount Rate     11%   $23,788
                                      12%   $23,012
                                      13%   $22,282
                                           ---------

                                    Mean    $23,838

                                   TOTAL    $56,396


(1) The GP receives a 3% disposition fee for MREFXX through MREFXXVII. The value of these properties was estimated by taking projected NOI for the sale year and capitalizing that at 10%.
(2) Also included in these flows is the estimated deficit restoration obligation (DRO) in the event of a sale. The current DPO, as calculated by Arthur Andersen, was used as the liability in the sale year.


=========================================== Houlihan Lokey Howard & Zukin === 13

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

5-Year Perpetuity Model
($ in thousands)

MANAGEMENT FEES

                                   1999      2000      2001      2002      2003
                                -----------------------------------------------
Revenues                        $10,564   $10,881   $11,207   $11,544   $11,890
Operating Expenses              ($7,405)  ($7,627)  ($7,856)  ($8,092)  ($8,334)
                                -----------------------------------------------

EDIT                              3,159     3,254     3,351     3,452     3,555
                                -----------------------------------------------
Depreciation/Amortization           191       197       203       209       215
Capital Expenditures                 --        --        --        --        --
(Inc)/Dec in Fees Receivable         --        --        --        --        --
Advances Repaid                      --        --        --        --        --
                                -----------------------------------------------

Cash Flow                        $3,350    $3,451    $3,554    $3,661    $3,770
                                ===============================================

                          Interim flows only            PV of Terminal Value
                                    ---------                      ---------
                           9%        $13,766               9%       $42,068
                          10%        $13,409              10%       $34,448
Discount Rate             11%        $13,066              11%       $28,809
                          12%        $12,737              12%       $24,485
                          13%        $12,422              13%       $21,078
                                    ---------                      ---------

                        Mean         $13,080            Mean        $36,178

GENERAL PARTNERSHIP FEES

                                        1999     2000     2001     2002     2003
                                      ------------------------------------------
Asset Management Fees                  7,498    5,634    4,074    2,096    2,157
Disposition Fees                          --       --       --       --       --
Miscellaneous Income                     150      155      159      164      169
                                      ------------------------------------------

Fees                                  $7,648   $5,789   $4,233   $2,260   $2,326
                                      ==========================================
Fees Excluding Disp. Fees             $7,648   $5,789   $4,233   $2,260   $2,326

                              PV assuming perpetuity
                                         ---------
                                   9%     $44,225
                                  10%     $39,159
                                  11%     $35,327
                                  12%     $32,319
                                  13%     $29,889
                                         ---------

                                Mean      $34,184

                               TOTAL      $79,442


=========================================== Houlihan Lokey Howard & Zukin === 14

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
5-Year Disposition Model
($ in thousands)

MANAGEMENT FEES

                                 1999      2000       2001      2002      2003
                                ------------------------------------------------
Revenues                        $10,564  $10,881    $11,207  $11,544    $11,890
Operating Expenses              (7,405)  (7,627)    (7,856)  (8,092)    (8,334)
                                ------------------------------------------------
EBIT                              3,159    3,254      3,351    3,452      3,555
                                ------------------------------------------------
Depreciation/Amortization           191      197        203      209        215
Capital Expenditures                 --       --         --       --         --
(Inc.)/Dec in Fees Receivable        --       --         --       --     29,371
Advances Repaid                      --       --         --       --         --
                                ------------------------------------------------
Cash Flow                        $3,350   $3,451     $3,554   $3,661    $33,141
                                ================================================

                                          ------------
                               9%             $32,855
                              10%             $31,646
            Discount Rate     11%             $30,496
                              12%             $29,403
                              13%             $28,363
                                          ------------

                                 Mean         $30,552
GENERAL PARTNERSHIP FEES

                                 1999       2000       2001     2002      2003
                                ------------------------------------------------
Asset Management Fees             7,498    5,634      4,074    2,096      2,157
Disposition Fees(1),(2)              --       --         --       --        774
Miscellaneous Income                150      155        159      164        169
                                ------------------------------------------------
Fees                             $7,648   $5,789     $4,233   $2,260     $3,100
                                ================================================

                                          ------------
                               9%             $18,774
                              10%             $18,386
            Discount Rate     11%             $18,012
                              12%             $17,652
                              13%             $17,304
                                          ------------

                                  Mean        $18,026

                                TOTAL         $48,578


/1/ The GP receives a 3% disposition fee for MREFXX through MREFXXVII. The value of these properties was estimated by taking projected NOI for the sale year and capitalizing that at 10%.
/2/ Also included in these flows is the estimated deficit restoration obligation (DRO) in the event of a sale. The current DRO, as calculated by Arthur Andersen, was used as the liability in the sale year.


=========================================== Houlihan Lokey Howard & Zukin === 15

------------------------------------------------------------------
                                                  Supporting Data
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Ratios of Comparative Public Companies

--------------------------------------------------------------------------------

Comparable Company Financial Analysis

                                                                   INSIGNIA                              TRAMMELL      DEWOLFE
                                       CB RICHARD      GRUBB &    FINANCIAL   INTERGROUP   JONES LANG      CROW       COMPANIES
                                       ELLIS SVCS     ELLIS CO    GROUP INC      CORP     LASALLE INC     COMPANY        INC
                                       ----------     --------    ---------      ----     -----------     -------        ---
Ticker Symbol                                 cbg          gbe          ifs         intg          jll         tcc          dwl
Exchange                                     NYSE         NYSE         NYSE       NASDAQ         NYSE        NYSE         AMEX
Fiscal Year End                           12/1998      06/1998      12/1998     6/30/998      12/1998     12/1998      12/1998
Latest Financial Information              12/1998      12/1998      12/1998      12/1998      12/1998     12/1998      12/1998

Closing Price as of Valuation Date         $19.38        $6.38       $12.25       $12.38       $28.25      $18.50        $7.50
20-Day Average Stock Price                 $19.50        $6.34       $12.65       $12.34       $27.26      $18.06        $7.35
52 Week Price Range
   High                                    $35.81       $14.75       $15.50       $22.22       $48.00      $37.56        $8.50
   Low                                     $12.44        $5.25        $8.81       $10.00       $21.94      $14.25        $4.88
52 Week Return                              -42.4%       -46.9%          NA        -44.0%       -27.1%      -33.9%         7.1%

Diluted Shares Outstanding (Millions)      20.636       21.699       21.993        2.109       30.619      37.100        3.502
Closing Price as of Valuation Date         $19.38        $6.38       $12.25       $12.38       $28.25      $18.50        $7.50

Market Value of Equity (MVE)               $399.8       $138.3       $269.4        $26.1       $865.0      $686.3        $26.3
  p1us: Total Debt (book)                   391.1          5.9         44.4         53.3        217.0       142.3         34.0
  less: Converted Debt                         --           --           --           --           --          --           --
  p1us: Preferred Stock Redemption Value       --           --           --           --           --          --           --
   less Converted Preferred                    --           --           --           --           --          --           --
   less: Cash & ST Investments (book)        19.6         31.8         53.5         55.3         16.6        87.9          6.2
                                         -------------------------------------------------------------------------------------
Enterprise Value                           $771.4       $112.5       $260.4        $24.1     $1,065.4      $740.7        $54.0

LTM EPS                                     $1.58        $0.83        $0.55       ($0.19)       $2.79       $1.25        $0.92
NTM EPS                                     $1.91        $0.50        $0.64           NA        $1.90       $1.58           NA
NFY EPS                                     $1.75        $0.53        $0.60           NA        $1.90       $1.49           NA
NFY + 1 EPS                                 $2.25        $0.68        $0.72           NA           NA       $1.77           NA

Annual Dividend Yield                         0.0%         0.0%         0.0%         0.0%         0.9%        0.0%         0.0%
Return on Equity                             18.7%        52.6%         6.3%        -3.2%        27.5%       28.2%        27.1%
Return on Assets                              4.8%        23.1%         2.6%        -0.5%        13.8%       11.7%         6.3%
Return on Average Invested Capital           64.6%        57.7%        26.4%        -0.1%        34.4%       31.5%        13.3%

Valuation Multiples
-------------------

Price to
   LTM EPS                                   12.3 x        7.7 x       22.2 x      -65.9 x         l0 x      14.8 x        8.1 x
   52 Week High/LTM EPS                      22.7 x       17.7 x       28.1 x     -118.3 x       17.2 x      30.0 x        9.2 x
   52 Week Low/LTM EPS                        7.9 x        6.3 x       16.0 x      -53.2 x        7.9 x      11.4 x        5.3 x
   NTM EPS                                   10.1 x       12.8 x       19.3 x         NA         14.9 x      11.7 x         NA
   NFY EPS                                   1l.l x       12.1 x       20.6 x         NA         14.9 x      12.4 x         NA
   NFY + 1 EPS                                8.6 x        9.4 x       17.0 x         NA           NA        10.5 x         NA

Enterprise Value to:
   FYE Revenue                                0.7 x        0.4 x        0.5 x        1.9 x        1.3 x       1.5 x        0.4 x
   FYE EBITDA                                 6.0 x        5.0 x        5.4 x        7.8 x        9.7 x       8.7 x        5.1 x
   FYE EBIT                                   8.1 x        6.3 x       1O.1 x       26.8 x       14.5 x      10.1 x        8.1 x
   NFY EBITDA                                 5.9 x        4.9 x        5.5 x         NA          7.2 x       6.2 x         NA
   NFY EBIT                                   8.0 x        6.1 x       10.5 x         NA          9.5 x       6.9 x         NA
   NFY + 1 EBITDA                             5.4 x        3.8 x        5.2 x         NA           NA         5.6 x         NA
   NFY + 1 EBIT                               7.1 x        3.8 x        9.4 x         NA           NA         6.2 x         NA


=========================================== Houlihan Lokey Howard & Zukin === 17

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Ratios of Comparative Public Companies
--------------------------------------------------------------------------------

Market Performance Parameters
($Millions)

                                                                                                                      Implied
                                                                                                  FYE              NFY Multiples
                             Current         Diluted       Common              1-Year        ---------------    -------------------
                           Stock Price       Shares        Equity             Proj. Earn.    EV/        EV/       EV/        EV/
                            Per Share      Outstanding     Value       EV       Growth       EBITDA(C)  EBIT    EBITDA(c)   EBIT(b)
                            ---------      -----------     -----       --       ------       ---------  ----    ---------   -------
CB RICHARD ELLIS SVCS        $19.38         20.636        $399.8    $771.4      21%          6.0 x      8.1 x     5.9 x       8.0 x
GRUBB & ELLIS CO              $6.38         21.699        $138.3     112.5     -40%          5.0 x      6.3 x     4.9 x       6.1 x
INSIGNIA FINANCIAL GROUP
  INC                        $12.25         21.993        $269.4     260.4      16%          5.4 x     10.1 x     5.5 x      10.5 x
INTERGROUP CORP              $12.38          2.109         $26.1      24.1      NMF          7.8 x     26.8 x      NA         NA
JONES LANG LASALLE INC       $28.25         30.619        $865.0   1,065.4     -32%          9.7 x     14.5 x     7.2 x       9.5 x
TRAMMELL CROW COMPANY        $18.50         37.100        $686.3     740.7      26%          8.7 x     10.1 x     6.2 x       6.9 x
DEWOLFE COMPANIES INC         $7.50          3.502         $26.3      54.0    -100%          5.1 x      8.1 x      NA         NA

                                                                                ----------------------------------------------------
                                                                 Low           -40%          5.0 x      6.3 x     4.9 x       6.1 x
                                                                 High           26%          9.7 x     26.8 x     7.2 x      10.5 x

                                                                 Median         16%          6.0 x     10.1 x     5.9 x       8.0 x
                                                                 Mean           -2%          6.8 x     12.0 x     5.9 x       8.2 x
                                                                                ----------------------------------------------------

* Excluded from the Range

(a) NTM figure is interpolated from analysts' consensus estimates future earnings estimates for the companies.
(b) EBIT takes the projected EPS multiplied by the common shares outstanding to estimated projected earnings; divides projected earnings by one minus the estimated tax rate of 40% to estimate the projected pre-tax income; adds to the projected pre-tax income the latest twelve months actual interest expense or derived from analysts reports, as available.
(c) EBITDA takes NTM EBIT and adds the latest twelve months actual depreciation and amortization.

EV = Enterprise Value = Market value of equity + preferred stock + interest bearing debt - cash.
LTM = Latest twelve month period.
EBIT = Earnings before interest and taxes.
EBITDA = Earnings before interest, taxes, depreciation, and amortization. NTM = Next twelve months projected earnings (calendarized).
PEG = P/E ratio divided by the projected expected earnings growth rate multiplied by 100.


=========================================== Houlihan Lokey Howard & Zukin === 18

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Profitability of Comparative Companies

--------------------------------------------------------------------------------

Operating Performance Parameters

($Millions)

                                                                       LTM Margin                            Two-Year - CAGR
                                                      --------------------------------------------  --------------------------------
                                    LTM                Gross                      Cash       Net                               Net
                                  Revenue   Assets    Profit    EBITDA     EBIT   Flow      Income  Revenue   EBIT   EBITDA   Income
                                  -------   ------    ------    ------     ----   ----      ------  -------   ----   ------   ------
CB RICHARD ELLIS SVCS             1,034.5   $856.9     53.6%     12.4%     9.2%    6.4%      3.2%    33.2%    40.1%   40.7%   -31.5%

GRUBB & ELLIS CO                    314.0     96.0     24.6%      7.2%     5.7%    7.2%      5.7%    20.8%   123.1%   81.6%     #N/A

INSIGNIA FINANCIAL GROUP INC        507.4    595.5      6.5%      9.5%     5.1%    6.8%      2.4%   103.9%   119.3%   81.4%    86.4%

INTERGROUP CORP                      12.6     98.8      7.1%     24.5%     7.1%   14.2%     -3.1%     3.3%   -56.6%  -21.0%    -6.1%

JONES LANG LASALLE INC              834.2  1,017.1     38.9%     13.2%     8.8%   14.7%     10.2%   119.8%    75.9%   94.8%   106.9%

TRAMMELL CROW COMPANY               499.1    468.5     14.6%     17.0%    14.6%   11.6%      9.3%    26.2%    79.2%   77.2%    98.4%

DEWOLFE COMPANIES INC               135.4     63.7      4.9%      7.8%     4.9%    5.3%      2.4%    21.1%    32.6%   34.7%    29.4%

                                                  ==================================================================================
                                          Low           4.9%      7.2%     4.9%    5.3%     -3.1%     3.3%   -56.6%  -21.0%   -31.5%
                                          High         53.6%     24.5%    14.6%   14.7%     10.2%   119.8%   123.1%   94.8%   106.9%

                                          Median       14.6%     12.4%     7.1%    7.2%      3.2%    26.2%    75.9%   77.2%    57.9%
                                          Mean         21.5%     13.1%     7.9%    9.5%      4.3%    46.9%    59.1%   55.6%    47.3%
                                                  ==================================================================================

                                                        Leverage
                                       ------------------------------------------
                                        Debt/    Debt/     Debt/       Interest
                                       EBITDA   MVE (a)     EV       Coverage (b)
                                       ------   -------   ------     ------------
CB RICHARD ELLIS SVCS                   3.0 x    97.8%     50.7%            4.1 x

GRUBB & ELLIS CO                        0.3 x     4.3%      5.3%           56.3 x

INSIGNIA FINANCIAL GROUP INC            0.9 x    16.5%     17.1%           35.1 x

INTERGROUP CORP                        17.3 x   204.1%    221.2%            1.0 x

JONES LANG LASALLE INC                  2.0 x    25.1%     20.4%            7.5 x

TRAMMELL CROW COMPANY                   1.7 x    20.7%     19.2%            8.2 x

DEWOLFE COMPANIES INC                   3.2 x   129.3%     62.8%            5.2 x

                                  ===============================================
                     Low                0.3 x     4.3%      5.3%            1.0 x
                     High              17.3 x   204.1%    221.2%           56.3 x

                     Median             2.0 x    25.1%     20.4%            7.5 x
                     Mean               4.0 x    71.1%     56.7%           16.8 x
                                  ===============================================



* Excluded from the Range

(a)  Represents Total Interest-Bearing Debt to Market Value of Equity.
(b)  Represents EBITDA to Net Interest Expense.

LTM = Latest twelve month period.
EBIT = Earnings before interest and taxes.
EBITDA = Earnings before interest, taxes, depreciation, and amortization. CAGR = Compound annual growth rate.


=========================================== Houlihan Lokey Howard & Zukin === 19

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Financial Information of Comparative Public Companies

--------------------------------------------------------------------------------

Selected Financial Information

                                                                                                               INSIGNIA FINANCIAL
                                                           CB RICHARD ELLIS SVCS       GRUBB & ELLIS CO             GROUP INC
                                                           ----------------------   ----------------------   ----------------------
Selected Income Statement Data:                                     12/1998                 12/1998                  12/1998
-------------------------------
Revenue                                                     $1,034.5        100%      $314.0        100%       $507.4        100%
Cost of Goods Sold                                             479.5         46%       236.9         75%        474.3         93%
                                                           ----------------------   ----------------------   ----------------------
   Gross Profit                                                555.0         54%        77.1         25%         33.0          7%

Operating Expenses                                             459.9         44%        59.3         19%          7.2          1%
                                                           ----------------------   ----------------------   ----------------------
   Reported EBIT                                                95.1          9%        17.8          6%         25.8          5%

Other Income (Expense/Rep Level Adjustments)                    --            0%        --            0%         --            0%
                                                           ----------------------   ----------------------   ----------------------
   Adjusted EBIT                                                95.1          9%        17.8          6%         25.8          5%

Addback:
Depreciation & Amortization                                     33.4          3%         4.7          1%         22.5          4%
                                                           ----------------------   ----------------------   ----------------------
   Adjusted EBITDA                                             128.4         12%        22.5          7%         48.3         10%

   Adjusted Net Income                                         $32.6          3%       $18.0          6%        $12.1          2%
                                                           ======================   ======================   ======================

Selected Balance Sheet Data
---------------------------
Assets
------
Cash                                                           $19.6          2%       $31.8         33%        $53.5          9%
Accounts Receivable                                            131.5         15%        11.7         12%        153.8         26%
Inventories                                                     --            0%        --            0%         --            0%
Other Current Assets                                            25.3          3%         4.8          5%       (207.3)       -35%
                                                           ----------------------   ----------------------   ----------------------
   Total Current Assets                                        176.4         21%        48.3         50%         --            0%

PP&E (net)                                                      58.4          7%        14.5         15%         86.1         14%
Other Assets                                                   622.1         73%        33.3         35%        509.4         86%
                                                           ----------------------   ----------------------   ----------------------
   Total Assets                                               $856.9        100%       $96.0        100%       $595.5        100%
                                                           ======================   ======================   ======================
Liabilities & Equity
--------------------
Accounts Payable                                              $105.0         12%        $3.4          4%        $14.4          2%
Other Current Liabilities                                      105.5         12%        32.4         34%        (14.4)        -2%
Short-Term Debt                                                 15.2          2%         4.9          5%         --            0%
                                                           ----------------------   ----------------------   ----------------------
   Total Current Liabilities                                   225.7         26%        40.7         42%         --            0%

Long-term Debt                                                 375.9         44%         1.0          1%         44.4          7%
Other Liabilities                                               64.4          8%        10.2         11%        167.8         28%
                                                           ----------------------   ----------------------   ----------------------
   Total Liabilities                                           666.1         78%        52.0         54%        212.2         36%
                                                           ----------------------   ----------------------   ----------------------

Preferred Stock                                                 --            0%        --            0%         --            0%
Common Equity                                                  190.8         22%        44.1         46%        383.2         64%
                                                           ----------------------   ----------------------   ----------------------
   Total Equity                                                190.8         22%        44.1         46%        383.2         64%
                                                           ----------------------   ----------------------   ----------------------

Total Equity & Liabilities                                    $856.9        100%       $96.0        100%       $595.5        100%
                                                           ======================   ======================   ======================
Balance Sheet Ratios
--------------------
Current Ratio                                                    0.8                     1.2                       NA
Quick Ratio                                                      0.8                     1.2                       NA
Inventory Turnover                                                NA                      NA                     79.1
A/R Days                                                          NA                    12.3                       NA
A/P Days                                                          NA                     4.0                      9.2
Net Working Capital                                            -53.7                   -19.3                       NA
Other LT Liabilities/Enterprise Value                           7.6%                    9.1%                     0.0%


                                                               INTERGROUP CORP       JONES LANG LASALLE INC
                                                            ---------------------   -----------------------
Selected Income Statement Data:                                    12/1998                  12/1998
-------------------------------
Revenue                                                       $12.6         100%      $834.2        100%
Cost of Goods Sold                                             11.7          93%       509.3         61%
                                                            ---------------------   -----------------------
   Gross Profit                                                 0.9           7%       324.9         39%

Operating Expenses                                             --             0%       251.6         30%
                                                            ---------------------   -----------------------
   Reported EBIT                                                0.9           7%        73.3          9%

Other Income (Expense/Rep Level Adjustments)                   --             0%        --            0%
                                                            ---------------------   -----------------------
   Adjusted EBIT                                                0.9           7%        73.3          9%

Addback:
Depreciation & Amortization                                     2.2          17%        37.1          4%
                                                            ---------------------   -----------------------
   Adjusted EBITDA                                              3.1          25%       110.4         13%

   Adjusted Net Income                                        ($0.4)         -3%       $85.5         10%
                                                            =====================   =======================

Selected Balance Sheet Data
---------------------------
Assets
------
Cash                                                          $55.3          56%       $16.6          2%
Accounts Receivable                                            --             0%       231.2         23%
Inventories                                                    --             0%        --            0%
Other Current Assets                                          (55.3)        -56%        72.0          7%
                                                            ---------------------   -----------------------
   Total Current Assets                                        --             0%       319.8         31%

PP&E (net)                                                     29.0          29%        62.9          6%
Other Assets                                                   69.8          71%       634.4         62%
                                                            ---------------------   -----------------------
   Total Assets                                               $98.8         100%    $1,017.1        100%
                                                            =====================   =======================
Liabilities & Equity
--------------------
Accounts Payable                                               $0.0           0%      $161.7         16%
Other Current Liabilities                                      --             0%       141.8         14%
Short-Term Debt                                                --             0%        14.1          1%
                                                            ---------------------   -----------------------
   Total Current Liabilities                                   --             0%       317.6         31%

Long-term Debt                                                 53.3          54%       202.9         20%
Other Liabilities                                              35.4          36%        21.3          2%
                                                            ---------------------   -----------------------
   Total Liabilities                                           88.6          90%       541.7         53%
                                                            ---------------------   -----------------------

Preferred Stock                                                --             0%        --            0%
Common Equity                                                  10.2          10%       475.4         47%
                                                            ---------------------   -----------------------
   Total Equity                                                10.2          10%       475.4         47%
                                                            ---------------------   -----------------------

Total Equity & Liabilities                                    $98.8         100%    $1,017.1        100%
                                                            =====================   =======================
Balance Sheet Ratios
--------------------
Current Ratio                                                    NA                      1.0
Quick Ratio                                                      NA                      1.0
Inventory Turnover                                               NA                       NA
A/R Days                                                        7.3                     70.3
A/P Days                                                      151.0                     67.2
Net Working Capital                                              NA                     -0.3
Other LT Liabilities/Enterprise Value                          0.0%                     1.9%

Note: Other LT Liabilities do not include deferred income taxes or minority interest.


=========================================== Houlihan Lokey Howard & Zukin === 20

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Financial Information of Comparative Public Companies

--------------------------------------------------------------------------------

Selected Financial Information

                                                                TRAMMELL CROW         DEWOLFE COMPANIES
                                                                   COMPANY                    INC
                                                            ---------------------   ---------------------
Selected Income Statement Data:                                    12/1998                  12/1998
-------------------------------                                    -------                  -------
Revenue                                                      $499.1         100%      $135.4        100%
Cost of Goods Sold                                            426.0          85%       128.8         95%
                                                            ---------------------   ---------------------
   Gross Profit                                                73.0          15%         6.6          5%

Operating Expenses                                             --             0%        --            0%
                                                            ---------------------   ---------------------
   Reported EBIT                                               73.0          15%         6.6          5%

Other Income (Expense/Rep Level Adjustments)                   --             0%        --            0%
                                                            ---------------------   ---------------------
   Adjusted EBIT                                               73.0          15%         6.6          5%

Addback:
Depreciation & Amortization                                    11.6           2%         4.0          3%
                                                            ---------------------   ---------------------
   Adjusted EBITDA                                             84.7          17%        10.6          8%

   Adjusted Net Income                                        $46.5           9%        $3.2          2%
                                                            =====================   =====================

Selected Balance Sheet Data
---------------------------
Assets
------
Cash                                                          $87.9          19%        $6.2         10%
Accounts Receivable                                            93.6          20%        17.3         27%
Inventories                                                    91.5          20%        24.3         38%
Other Current Assets                                           19.7           4%         0.5          1%
                                                            ---------------------   ---------------------
   Total Current Assets                                       292.7          62%        48.3         76%

PP&E (net)                                                     16.9           4%         6.8         11%
Other Assets                                                  158.9          34%         8.6         13%
                                                            ---------------------   ---------------------
   Total Assets                                              $468.5         100%       $63.7        100%
                                                            =====================   =====================
Liabilities & Equity
--------------------
Accounts Payable                                              $30.5           7%        $1.2          2%
Other Current Liabilities                                      88.7          19%        15.2         24%
Short-Term Debt                                                59.1          13%        25.8         40%
                                                            ---------------------   ---------------------
   Total Current Liabilities                                  178.3          38%        42.1         66%

Long-term Debt                                                 83.3          18%         8.2         13%
Other Liabilities                                              15.0           3%         0.2          0%
                                                            ---------------------   ---------------------
   Total Liabilities                                          276.5          59%        50.6         79%
                                                            ---------------------   ---------------------

Preferred Stock                                                --             0%        --            0%
Common Equity                                                 192.0          41%        13.1         21%
                                                            ---------------------   ---------------------
   Total Equity                                               192.0          41%        13.1         21%
                                                            ---------------------   ---------------------

Total Equity & Liabilities                                   $468.5         100%       $63.7        100%
                                                            =====================   =====================
Balance Sheet Ratios
--------------------
Current Ratio                                                   1.6                      1.1
Quick Ratio                                                     1.1                      0.6
Inventory Turnover                                              4.5                       NA
A/R Days                                                       52.7                     40.3
A/P Days                                                       21.0                      2.3
Net Working Capital                                            85.6                     25.8
Other LT Liabilities/Enterprise Value                          0.1%                     0.5%

Note: Other LT Liabilities do not include deferred income taxes or minority interest.


=========================================== Houlihan Lokey Howard & Zukin === 21

--------------------------------------------------------------------------------
                                                         The McNeil Partnerships
--------------------------------------------------------------------------------

Financial Information of Comparative Public Companies

--------------------------------------------------------------------------------

Trend & Margin Analysis

                     CB RICHARD ELLIS                               INSIGNIA FINANCIAL                           JONES LANG LASALLE
                     ----------------                               ------------------                           ------------------
                           SVCS              GRUBB & ELLIS CO           GROUP INC            INTERGROUP CORP             INC
                           ----              ----------------           ---------            ---------------             ---
                   Revenue       Index      Revenue       Index     Revenue      Index      Revenue    Index     Revenue     Index
                   -------------------      -------------------     ------------------     ------------------    ------------------
LTM                $1,034.5       177        $314.0        162      $507.4        416      $12.6        113       $834.2      483
Fiscal Year         1,034.5       177         282.8        146       507.4        416       11.9        107        834.2      483
Fiscal Year - 1       730.2       125         228.6        118       295.3        242       11.6        104        221.5      128
Fiscal year - 2       583.1       100         193.7        100       122.0        100       11.1        100        172.7      100
    2-Yr CAGR          33.2%                   20.8%                 103.9%                  3.3%                  119.8%

                   Gross                  Gross                   Gross                   Gross                 Gross
                   Profit      Margin     Profit      Margin      Profit      Margin      Profit      Margin    Profit      Margin
                   ------------------     ------------------      ------------------      ------------------    ------------------
LTM                $555.0      53.65%      $77.1      24.57%       $33.0       6.51%        $0.9       7.14%    $324.9      38.95%
Fiscal Year         555.0      53.65%      $68.1      24.09%        33.0       6.51%         0.4       3.63%     324.9      38.95%
Fiscal Year - 1     346.5      47.45%      $57.1      24.98%        28.2       9.54%         2.9      24.89%      35.8      16.15%
Fiscal year - 2     277.2      47.45%      $48.6      25.08%         8.9       7.27%         2.3      20.52%      23.7      13.71%
    2-Yr CAGR        41.5%                  18.4%                   93.0%                  -56.6%                270.4%

                   EBITDA      Margin     EBITDA      Margin      EBITDA      Margin      EBITDA      Margin    EBITDA      Margin
                   ------------------     ------------------      ------------------      ------------------    ------------------
LTM                $128.4      12.41%      $22.5       7.16%       $48.3       9.53%        $3.1      24.52%    $110.4      13.23%
Fiscal Year         128.4      12.41%       17.9       6.32%        48.3       9.53%         2.6      21.57%     110.4      13.23%
Fiscal Year - 1      91.1      12.47%       16.5       7.22%        36.9      12.49%         4.7      40.94%      44.9      20.25%
Fiscal year - 2      64.8      11.12%        5.4       2.80%        14.7      12.04%         4.1      36.88%      29.1      16.84%
    2-Yr CAGR        40.7%                  81.6%                   81.4%                  -21.0%                 94.8%

                   EBIT        Margin     EBIT        Margin      EBIT        Margin      EBIT        Margin    EBIT        Margin
                   ------------------     ------------------      ------------------      ------------------    ------------------
LTM                $95.1        9.19%     $ 17.8       5.67%      $ 25.8       5.09%      $ 0.9         7.14%   $73.3        8.79%
Fiscal Year         95.1        9.19%       14.3       5.06%        25.8       5.09%        0.4         3.63%    73.3        8.79%
Fiscal Year - 1     72.0        9.86%       13.5       5.92%        21.4       7.24%        2.9        24.89%    35.8       16.15%
Fiscal year - 2     48.4        8.31%        2.9       1.49%         5.4       4.40%        2.3        20.52%    23.7       13.71%
    2-Yr CAGR       40.1%                  123.1%                  119.3%                 -56.6%                 75.9%


=========================================== Houlihan Lokey Howard & Zukin === 22


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Financial Information of Comparative Public Companies

--------------------------------------------------------------------------------

Trend & Margin Analysis (continued)

                    CB RICHARD ELLIS                             INSIGNIA FINANCIAL                             JONES LANG LASALLE
                    ----------------                             ------------------                             ------------------
                          SVCS             GRUBB & ELLIS CO          GROUP INC           INTERGROUP CORP               INC
                          ----             ----------------          ---------           ---------------               ---
                  Net Income    Margin   Net Income    Margin   Net Income    Margin   Net Income    Margin   Net Income      Margin
                  --------------------   --------------------   --------------------   --------------------   ----------------------
LTM                  $32.6       3.15%   $18.0          5.75%    $12.1         2.39%    ($0.4)       -3.15%     $85.5         10.24%
Fiscal Year           32.6       3.15%    21.5          7.60%     12.1         2.39%      0.5         4.06%      85.5         10.24%
Fiscal Year - 1       28.5       3.90%    15.3          6.68%     13.1         4.42%      1.9        16.17%      29.1         13.13%
Fiscal year - 2       69.5      11.93%    (1.3)        -0.69%      3.5         2.86%      0.5         4.91%      20.0         11.56%
    2-Yr CAGR        -31.5%               #N/A                    86.4%                  -6.1%                  106.9%

                   Depr. &                 Depr. &                 Depr. &               Depr. &                Depr. &
                   Amort.    % of Sales    Amort.    % of Sales    Amort.    % of Sales   Amort.   % of Sales    Amort.   % of Sales
                   --------------------    --------------------    --------------------  --------------------   --------------------
LTM                $33.4         3.23%     $ 4.7        1.49%       $22.5       4.44%     $2.2        17.38%      $37.1      4.44%
Fiscal Year         33.4         3.23%       3.6        1.26%        22.5       4.44%      2.1        17.94%       37.1      4.44%
Fiscal Year - 1     19.0         2.61%       3.0        1.30%        15.5       5.25%      1.9        16.05%        9.1      4.10%
Fiscal year - 2     16.4         2.82%       2.5        1.31%         9.3       7.64%      1.8        16.36%        5.4      3.14%
    2-Yr CAGR       42.6%                   18.3%                    55.5%                 8.1%                   161.6%

                    Capex    % of Sales     Capex    % of Sales    Capex    % of Sales     Capex   % of Sales    Capex    % of Sales
                   --------------------    --------------------    -------------------     ------------------    -------------------
LTM                $ 29.7       2.87%      $ 10.7       3.42%      $18.2       3.58%       $ 2.6      20.38%     $15.6      1.87%
Fiscal Year          29.7       2.87%        10.2       3.61%       18.2       3.58%         4.0      33.87%      15.6      1.87%
Fiscal Year - 1       9.9       1.36%         3.2       1.41%        5.9       1.99%         6.0      52.14%       6.3      2.83%
Fiscal year - 2       3.0       0.51%         1.7       0.89%        4.8       3.94%         1.9      16.68%      10.8      6.25%
    2-Yr CAGR       214.6%                  143.2%                  94.4%                   47.2%                 20.2%


=========================================== Houlihan Lokey Howard & Zukin === 23

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Financial Information of Comparative Public Companies

--------------------------------------------------------------------------------

Trend & Margin Analysis


                                  TRAMMELL CROW
                                  -------------
                                      COMPANY            DEWOLFE COMPANIES INC
                                      -------            ---------------------
                              Revenue        Index       Revenue       Index
                            --------------------------  ------------------------
LTM                               $499.1          159        $135.4         147
Fiscal Year                        499.1          159         135.4         147
Fiscal Year - 1                    499.1          159         103.1         112
Fiscal Year - 2                    313.1          100          92.3         100
2-Yr CAGR                          26.2%                      21.1%

                                Gross                      Gross
                               Profit       Margin         Profit     Margin
                            --------------------------  ------------------------
LTM                                $73.0       14.64%          $6.6       4.91%
Fiscal Year                         73.0       14.64%           6.6       4.91%
Fiscal Year - 1                     73.0       14.64%           2.4       2.30%
Fiscal Year - 2                     22.7        7.26%           3.8       4.10%
2-Yr CAGR                          79.2%                      32.6%


                                EBITDA      Margin         EBITDA     Margin
                            --------------------------  ------------------------
LTM                                $84.7       16.96%         $10.6       7.83%
Fiscal Year                         84.7       16.96%          10.6       7.83%
Fiscal Year - 1                     84.7       16.96%           5.4       5.28%
Fiscal Year - 2                     27.0        8.61%           5.8       6.34%
2-Yr CAGR                          77.2%                      34.7%


                                EBIT        Margin          EBIT      Margin
                            --------------------------  ------------------------
LTM                                $73.0       14.64%          $6.6       4.91%
Fiscal Year                         73.0       14.64%           6.6       4.91%
Fiscal Year - 1                     73.0       14.64%           2.4       2.30%
Fiscal Year - 2                     22.7        7.26%           3.8       4.10%
2-Yr CAGR                          79.2%                      32.6%



=========================================== Houlihan Lokey Howard & Zukin === 24


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                                                         The McNeil Partnerships
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Financial Information of Comparative Public Companies

Trend & Margin Analysis (continued)


                                     TRAMMELL CROW
                                     -------------
                                        COMPANY                    DEWOLFE COMPANIES INC
                                        -------                    ---------------------
                             Net Income         Margin            Net Income       Margin
                             ----------         ------            ----------       ------

LTM                           $46.5              9.31%              $ 3.2           2.39%
Fiscal Year                    46.5              9.31%                3.2           2.39%
Fiscal Year - 1                46.5              9.31%                1.2           1.17%
Fiscal Year - 2                11.8              3.77%                1.9           2.09%
2-Yr CAGR                      98.4%                                 29.4%


                              Depr. &                    Depr. &
                              Amort.      % of Sales     Amort.     % of Sales
                             ---------    ----------    ---------   ----------
LTM                           $11.6          2.33%       $ 4.0         2.92%
Fiscal Year                    11.6          2.33%         4.0         2.92%
Fiscal Year - 1                11.6          2.33%         3.1         2.98%
Fiscal Year - 2                 4.2          1.35%         2.1         2.24%
2-Yr CAGR                      65.8%                      38.4%


                                 Capex       % of Sales    Capex       % of Sales
                                -------      ----------    -----       ----------
LTM                              $13.5          2.70%      $ 2.3         1.68%
Fiscal Year                       13.5          2.70%        2.3         1.68%
Fiscal Year - 1                   13.5          2.70%        1.3         1.27%
Fiscal Year - 2                    3.5          1.11%        1.4         1.47%
2-Yr CAGR                         97.1%                     29.6%



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                                                         The McNeil Partnerships
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Synopses of Comparative Public Companies


CB Richard Ellis SVCS

CB Commercial Real Estate Services Group Inc. provides services to commercial real estate tenants, owners, and investors including brokerage, investment properties, corporate services, property management, and real estate market research; and mortgage banking, investment management and advisory services and valuation and appraisal services.

Founded in 1906, CB Commercial Real Estate Services Group, Inc. believes it is the leading and largest commercial real estate services company in the United States and a global leader in business real estate services. This real estate services company has more than 6,400 employees who serve real estate users, owners and investors worldwide. The company, with international partners, subsidiaries and strategic alliances provides service in over 200 markets in 35 countries.


                           [LINE GRAPH APPEARS HERE]


                  DAILY PRICE/VOLUME GRAPH

              Volume Traded       Closing Price
5/29/98         89.1                  33.63
6/5/98          254.9                 34.38
6/12/98         144.2                 34.25
6/19/98         310.7                 32.38
6/26/98         79.9                  33.94
7/2/98          87.9                  34
7/10/98         169.2                 34.94
7/17/98         111.1                 35.06
7/24/98         71.2                  33.75
7/31/98         61.5                  32.31
8/7/98          102.8                 28.94
8/14/98         174.7                 28
8/21/98         117                   27.31
8/28/98         191.9                 29
9/4/98          252.8                 27.81
9/11/98         129.3                 25.69
9/18/98         232.9                 23.44
9/25/98         131.2                 21.38
10/2/98         271.4                 18.13
10/9/98         260.5                 14
10/16/98        624.6                 15.31
10/23/98        573.9                 25
10/30/98        289.7                 19.5
11/6/98         408.4                 18
11/13/98        1161.7                16.44
11/20/98        294                   17.5
11/27/98        76                    17.69
12/4/98         140.4                 16.81
12/11/98        180.1                 17.75
12/18/98        136.6                 14.63
12/24/98        303.3                 15.69
12/31/98        168                   18.13
1/8/99          680.5                 16.19
1/15/99         168.9                 17.75
1/22/99         189.7                 19.5
1/29/99         133.8                 19.13
2/5/99          152.8                 18.88
2/12/99         177.9                 18.56
2/19/99         263.3                 17.69
2/26/99         159.4                 16.25
3/5/99          114.3                 16.94
3/12/99         72.4                  16.13
3/19/99         89.8                  15.94
3/26/99         50.5                  14.63
4/1/99          129.3                 16.31
4/9/99          94.7                  15.75
4/16/99         207.5                 14.44
4/23/99         280.4                 16.63
4/30/99         288.9                 20.13
5/7/99          97.6                  19.13
5/14/99         81.4                  19.25
5/21/99         174.3                 19.25
5/28/99         118                   19.38


CB's property and user services include a full range of services to commercial real estate tenants, owners, and investors including brokerage (facilitating sales and leases), investment properties (acquisitions and sales on behalf of investors), corporate services, property management, and real estate market research. These services are provided with respect to a



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Synopses of Comparative Public Companies


wide range of commercial real estate properties, including, but not limited to, office space, industrial buildings, retail properties, multifamily residential properties and unimproved land.

Investor services includes mortgage banking (mortgage loan origination and servicing), investment management and advisory services mainly to large institutions and pension funds, and valuation and appraisal services relating mainly to office space, industrial buildings, retail properties, multifamily residential properties and unimproved land.

The company's diverse client base includes local, national and multinational corporations, financial institutions, pension funds and other tax exempt entities, local, state and national government entities, and individuals.




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Synopses of Comparative Public Companies


Grubb & Ellis Co.

Grubb & Ellis Co. provides transaction services and property and facilities management services to real estate owners/investors and tenants; and financial advisory services and consulting and strategic services with respect to commercial real estate.

Grubb & Ellis Co. is one of the largest publicly held real estate services concerns in the United States, providing transaction services, management services, financial services and strategic services to clients worldwide. Through offices and affiliates in 87 markets, the company covers every major metropolitan area in the United States and serves the needs of multinational clients through its European headquarters office in London.



                           [LINE GRAPH APPEARS HERE]


               Volume Traded   Closing Price
5/29/98             45.9          12
6/5/98              41.7          11.69
6/12/98             24.3          11.5
6/19/98             61.5          11.5
6/26/98             63.3          13.5
7/2/98              77.5          13.75
7/10/98             35.4          13.69
7/17/98             56.4          13.25
7/24/98             43.3          12
7/31/98             87.9          11.63
8/7/98              108.3         10.75
8/14/98             41.9          11.25
8/21/98             50.8          11
8/28/98             114.4         9.88
9/4/98              100.2         8.63
9/11/98             47.8          9.13
9/18/98             44.9          9.38
9/25/98             59.8          9
10/2/98             51.6          7.81
10/9/98             60.3          7.5
10/16/98            72.8          8.25
10/23/98            42.6          9.5
10/30/98            48.8          9.75
11/6/98             43.3          9.88
11/13/98            83.3          7.94
11/20/98            73.4          7.63
11/27/98            51.2          8.31
12/4/98             57.1          8.75
12/11/98            33.8          8.56
12/18/98            57.3          8.38
12/24/98            87.9          8.13
12/31/98            49.3          8.06
1/8/99              183.7         7.25
1/15/99             95.5          7.63
1/22/99             49.4          7.75
1/29/99             34.5          7.5
2/5/99              87.2          7.69
2/12/99             79            7.5
2/19/99             37.9          6.88
2/26/99             48.6          6.56
3/5/99              50.5          6.38
3/12/99             71            7
3/19/99             47.1          7
3/26/99             35.9          6.94
4/1/99              91.3          6.63
4/9/99              32.9          6.25
4/16/99             66.5          6.31
4/23/99             127.3         5.75
4/30/99             181.8         6.06
5/7/99              67.9          6.25
5/14/99             150.3         6.25
5/21/99             49.9          6.5
5/28/99             53.9          6.38

The company represents the interests of tenants, owners, buyers or sellers in leasing, acquisition and disposition transactions. These transactions involve various types of commercial real estate including office, industrial, retail and land. Historically, these services have represented a significant majority of Grubb & Ellis' revenue (about 87 percent of total revenues in Fiscal Year 1998
(June) and 83 percent in Fiscal Year 1997).




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Synopses of Comparative Public Companies


Property and facilities management services are provided by wholly owned Grubb & Ellis Management Services, Inc., which provides comprehensive property management, leasing and related services for properties owned primarily by institutional investors, along with facilities management services for corporate users. Related services include asset management, product/agency leasing, lease administration, business services and engineering services.

Grubb & Ellis addresses the financial related needs of its clients, including mortgage brokerage, investment analysis, appraisals and development financing, through established relationships with more than 200 lenders and investors. The company's Corporate Services Group and Institutional Services Group deliver consulting and strategic planning services to their major clients. These include site selection, feasibility studies, exit strategies, market forecasts and demographics and research services.




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                                                         The McNeil Partnerships
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Synopses of Comparative Public Companies


Insignia Financial Group Inc.

Insignia Financial Group, Inc. manages multifamily residential properties, holds a majority interest in a real estate investment trust and has other property investments.

Following the spin-off of its Insignia/ESG Holdings, Inc. subsidiary in September 1998, Insignia Financial Group, Inc.'s operations consist of its national residential property management business, its majority ownership interest in a real estate investment trust, Insignia Properties Trust, and other investments in multifamily real estate.

On October 1, 1998, Insignia Financial Group was merged into Apartment Investment and Management Company. Following the merger, Insignia/ESG Holdings planned to adopt the Insignia Financial Group, Inc. title.


                           [LINE GRAPH APPEARS HERE]


             Volume Traded   Closing Price
5/29/98            #N/A         #N/A
6/5/98             #N/A         #N/A
6/12/98            #N/A         #N/A
6/19/98            #N/A         #N/A
6/26/98            #N/A         #N/A
7/2/98             #N/A         #N/A
7/10/98            #N/A         #N/A
7/17/98            #N/A         #N/A
7/24/98            #N/A         #N/A
7/31/98            #N/A         #N/A
8/7/98             #N/A         #N/A
8/14/98            #N/A         #N/A
8/21/98            #N/A         #N/A
8/28/98            #N/A         #N/A
9/4/98             #N/A         #N/A
9/11/98            #N/A         #N/A
9/18/98            35.6         12.5
9/25/98            129.4        12.5
10/2/98            1323.9       12.13
10/9/98            448.4        9.06
10/16/98           1097.6       9.06
10/23/98           979.5        10.44
10/30/98           313.2        12.75
11/6/98            117.1        13.13
11/13/98           159.8        13.5
11/20/98           387.4        13.38
11/27/98           74.3         14
12/4/98            182.4        12.94
12/11/98           90.7         13.13
12/18/98           148.8        12.75
12/24/98           210.1        12.63
12/31/98           152          12.13
1/8/99             320.7        15.44
1/15/99            319.4        14.06
1/22/99            242.9        14.75
1/29/99            141.7        14.31
2/5/99             322          14.5
2/12/99            1037.7       12.81
2/19/99            109.9        13.63
2/26/99            280.7        13.06
3/5/99             149          13
3/12/99            168.2        12.94
3/19/99            101.3        12.75
3/26/99            92.1         12.88
4/1/99             233.5        13.06
4/9/99             242.4        12.94
4/16/99            259.1        13.81
4/23/99            153.5        14.69
4/30/99            467.7        12.56
5/7/99             298.6        13.13
5/14/99            194.5        12.63
5/21/99            105.9        12.38
5/28/99            67.3         12.25



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Synopses of Comparative Public Companies


Intergroup Corp.

The Intergroup Corporation buys, develops, operates, rehabilitates and disposes of income producing residential real estate. The Company owns and operates multi-family apartment buildings located throughout the United States.



                           [LINE GRAPH APPEARS HERE]


          Volume Traded   Closing Price
5/29/98         #N/A          #N/A
6/5/98          #N/A          #N/A
6/12/98         #N/A          #N/A
6/19/98         #N/A          #N/A
6/26/98         #N/A          #N/A
7/2/98          #N/A          #N/A
7/10/98         #N/A          #N/A
7/17/98         #N/A          #N/A
7/24/98         #N/A          #N/A
7/31/98         #N/A          #N/A
8/7/98          #N/A          #N/A
8/14/98         #N/A          #N/A
8/21/98         #N/A          #N/A
8/28/98         #N/A          #N/A
9/4/98          #N/A          #N/A
9/11/98         #N/A          #N/A
9/18/98         35.6          12.5
9/25/98         129.4         12.5
10/2/98         1323.9        12.13
10/9/98         448.4         9.06
10/16/98        1097.6        9.06
10/23/98        979.5         10.44
10/30/98        313.2         12.75
11/6/98         117.1         13.13
11/13/98        159.8         13.5
11/20/98        387.4         13.38
11/27/98        74.3          14
12/4/98         182.4         12.94
12/11/98        90.7          13.13
12/18/98        148.8         12.75
12/24/98        210.1         12.63
12/31/98        152           12.13
1/8/99          320.7         15.44
1/15/99         319.4         14.06
1/22/99         242.9         14.75
1/29/99         141.7         14.31
2/5/99          322           14.5
2/12/99         1037.7        12.81
2/19/99         109.9         13.63
2/26/99         280.7         13.06
3/5/99          149           13
3/12/99         168.2         12.94
3/19/99         101.3         12.75
3/26/99         92.1          12.88
4/1/99          233.5         13.06
4/9/99          242.4         12.94
4/16/99         259.1         13.81
4/23/99         153.5         14.69
4/30/99         467.7         12.56
5/7/99          298.6         13.13
5/14/99         194.5         12.63
5/21/99         105.9         12.38
5/28/99         67.3          12.25



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                                                         The McNeil Partnerships
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Synopses of Comparative Public Companies


Jones Lang Lasalle Inc.

LaSalle Partners Inc. provides management services, corporate and financial services and investment management services to corporations and other real estate owners, users and investors worldwide.

LaSalle Partners Inc. is a full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners and investors worldwide.

The company provides its services through three principal business groups: management services (38 percent of revenues and 23 percent of profits in 1997), corporate and financial services (28 percent and 45 percent), and investment management (34 percent and 32 percent).


                           [LINE GRAPH APPEARS HERE]


            Volume Traded   Closing Price
5/29/98          87.8          38.75
6/5/98           104.1         39.75
6/12/98          121           42.5
6/19/98          408.3         38.38
6/26/98          74.8          43
7/2/98           130.6         43
7/10/98          60.2          40.88
7/17/98          40.1          40.56
7/24/98          153.2         40
7/31/98          72.5          39.31
8/7/98           42.9          37.56
8/14/98          51.7          38.13
8/21/98          30.9          36.75
8/28/98          45.6          33.94
9/4/98           86.7          36.5
9/11/98          54.5          34.44
9/18/98          68.5          35.56
9/25/98          116.3         33.56
10/2/98          160.5         32.31
10/9/98          80.1          24.63
10/16/98         162.4         26.25
10/23/98         107.5         29.31
10/30/98         84.6          29.25
11/6/98          98.3          29.94
11/13/98         205.1         27
11/20/98         208.7         28.31
11/27/98         20.2          29
12/4/98          57.5          27.5
12/11/98         130.1         24.69
12/18/98         564.1         28.88
12/24/98         168.7         29.5
12/31/98         82.5          29.44
1/8/99           233.3         30.94
1/15/99          156.7         33.5
1/22/99          62.6          32.81
1/29/99          310.3         31.5
2/5/99           62.3          31.5
2/12/99          58.7          28
2/19/99          89.3          29.63
2/26/99          101.6         31.19
3/5/99           103.1         31.81
3/12/99          187.6         32.88
3/19/99          91.7          32.75
3/26/99          64.2          29.94
4/1/99           266.5         29.19
4/9/99           253           29.19
4/16/99          172.6         27.63
4/23/99          77.1          27.5
4/30/99          431.7         26.69
5/7/99           128           26.5
5/14/99          322.2         27.25
5/21/99          138.4         28.69
5/28/99          103.7         28.25


The management services group develops and implements property level strategies to increase investment value for real estate owners and optimize occupancy costs for corporate owners and users of real estate; property management and leasing for property owners; facility management for properties occupied by corporate owners and users;




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Synopses of Comparative Public Companies


development management for both investors and real estate users seeking to develop new buildings or renovate existing facilities; and project management providing strategic occupancy planning, tenant improvement project management, and relocation management.

As of December 31, 1997, the management services group had property management, leasing or facility management responsibility for 202.7 million square feet of commercial space. Based on the 1997 CPN Survey, the company is the third largest property manager in the United States.

The corporate and financial services group provides transaction and advisory services through three primary service capabilities: tenant representation for corporations and professional service firms; investment banking services to address the financing, acquisition and disposition needs of real estate owners; and land acquisition and development services for owners, users and developers of land.

The investment management group provides real estate investment management services to institutional investors, corporations, and high net worth individuals. It offers clients a broad range of real estate money management products and services in the public and private capital markets to meet various strategic, risk/return and liquidity requirements, with a wide variety of equity and debt products. The business is organized along two functional lines: private equity and debt instruments; and public equity and debt instruments.

As of December 31, 1997, the company was managing $14.7 billion of real estate assets, making it the third largest manager of institutional equity capital invested in domestic real estate assets and securities.



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Synopses of Comparative Public Companies


Trammell Crow Company

Trammell Crow Co. provides commercial real estate services, including property management, brokerage, infrastructure management, development and construction and retail services, primarily in the United States.

Trammell Crow Co. is one of the largest diversified commercial real estate service companies in the United States. As of November 4,1998, Trammell Crow operated 150 offices in the United States and Canada. Through its offices, Trammell Crow is organized to deliver a comprehensive range of services to clients which include leading multinational corporations, institutional investors and other users of real estate services. In addition, the company has a strategic alliance with Trammell Crow International, which operates eight offices in Europe, Asia and South America.


                           [LINE GRAPH APPEARS HERE]


          Volume Traded   Closing Price
5/29/98          29.1         7
6/5/98           36.4         7.63
6/12/98          22.1         7.63
6/19/98          65.2         6.75
6/26/98          12.5         6.75
7/2/98           1            6.75
7/10/98          6            6.88
7/17/98          8.2          6.5
7/24/98          43.5         7.38
7/31/98          14.1         7
8/7/98           40.2         7.31
8/14/98          34.3         7.5
8/21/98          11.5         7
8/28/98          6.7          6.5
9/4/98           11.4         6
9/11/98          17.9         6
9/18/98          16.6         5.63
9/25/98          10.5         5.75
10/2/98          3.8          5.5
10/9/98          16.7         5
10/16/98         9.7          5.63
10/23/98         27.1         5.25
10/30/98         28           5.5
11/6/98          19.7         5.5
11/13/98         26.3         5.44
11/20/98         6.4          5.5
11/27/98         18.7         5.44
12/4/98          52.6         5.88
12/11/98         24.5         6.69
12/18/98         11.8         6.25
12/24/98         3.2          6.5
12/31/98         17.4         7.63
1/8/99           10.9         7
1/15/99          7.3          6.88
1/22/99          20.6         7.5
1/29/99          12.7         7.38
2/5/99           19.4         7.13
2/12/99          28.1         7.13
2/19/99          23.1         7.13
2/26/99          10.4         7
3/5/99           7.5          7
3/12/99          33           7.06
3/19/99          5            6.94
3/26/99          138.8        7.25
4/1/99           23.3         6.94
4/9/99           5            6.94
4/16/99          6.9          7.06
4/23/99          9.2          6.94
4/30/99          10.5         7.06
5/7/99           2.8          7.13
5/14/99          44.9         7.38
5/21/99          9.5          7.44
5/28/99          4            7.5


Founded in 1948, Trammell Crow has established itself as a market leader in each of its five primary businesses: property management services, brokerage services, development and construction services, infrastructure management services and retail services. Property management services cover all aspects of a building's operations, tenant relations


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Synopses of Comparative Public Companies


and financial management services, primarily for building owners who do not occupy the properties managed by Trammell Crow. Brokerage services include advising buyers, sellers, landlords and tenants in connection with the sale and leasing of office, industrial and retail space and land. Infrastructure management entails providing comprehensive day-to-day occupancy related services, principally to large corporations which occupy commercial facilities in multiple locations. Specific infrastructure management services include administration, day-to-day maintenance and repair of client occupied facilities and strategic functions such as space planning, relocation coordination, facilities management and portfolio management.

The development and construction services provided by Trammell Crow include site acquisition, procurement of approvals and permits, design and engineering coordination, construction bidding and management and tenant finish coordination, project close-out and user move coordination, general contracting and project finance advisory services. The company's retail services business provides tenant representation, disposition, development and financial services to national and global retail customers.




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Synopses of Comparative Public Companies


DeWolfe Companies Inc.

DeWolfe Companies, Inc. provides sales and marketing services to consumers in connection with residential real estate transactions in Massachusetts, New Hampshire, Maine, Connecticut and Rhode Island.

The DeWolfe Companies, Inc. is an integrated home ownership service company, primarily engaged in the business of providing sales and marketing services to consumers in connection with residential real estate transactions. DeWolfe believes it is the largest home ownership company in New England where its services are offered in Massachusetts, New Hampshire, Maine, Connecticut and Rhode Island. In addition, the company originates and services residential mortgage loans, markets insurance products, and provides corporate and employee relocation services and asset management services to a variety of clients. The company concentrates primarily in the residential segment of the real estate market.


                           [LINE GRAPH APPEARS HERE]


          Volume Traded   Closing Price
5/29/98          29.1        7
6/5/98           36.4        7.63
6/12/98          22.1        7.63
6/19/98          65.2        6.75
6/26/98          12.5        6.75
7/2/98           1           6.75
7/10/98          6           6.88
7/17/98          8.2         6.5
7/24/98          43.5        7.38
7/31/98          14.1        7
8/7/98           40.2        7.31
8/14/98          34.3        7.5
8/21/98          11.5        7
8/28/98          6.7         6.5
9/4/98           11.4        6
9/11/98          17.9        6
9/18/98          16.6        5.63
9/25/98          10.5        5.75
10/2/98          3.8         5.5
10/9/98          16.7        5
10/16/98         9.7         5.63
10/23/98         27.1        5.25
10/30/98         28          5.5
11/6/98          19.7        5.5
11/13/98         26.3        5.44
11/20/98         6.4         5.5
11/27/98         18.7        5.44
12/4/98          52.6        5.88
12/11/98         24.5        6.69
12/18/98         11.8        6.25
12/24/98         3.2         6.5
12/31/98         17.4        7.63
1/8/99           10.9        7
1/15/99          7.3         6.88
1/22/99          20.6        7.5
1/29/99          12.7        7.38
2/5/99           19.4        7.13
2/12/99          28.1        7.13
2/19/99          23.1        7.13
2/26/99          10.4        7
3/5/99           7.5         7
3/12/99          33          7.06
3/19/99          5           6.94
3/26/99          138.8       7.25
4/1/99           23.3        6.94
4/9/99           5           6.94
4/16/99          6.9         7.06
4/23/99          9.2         6.94
4/30/99          10.5        7.06
5/7/99           2.8         7.13
5/14/99          44.9        7.38
5/21/99          9.5         7.44
5/28/99          4           7.5


The company acts as a broker or agent in residential real estate transactions. In performing these services, the company has historically represented the seller, either as the listing broker, or as a co-broker in the sale. In acting as a broker for


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Synopses of Comparative Public Companies


the seller, the company's services include assisting the seller in pricing the property and preparing it for sale, advertising the property, showing the property to prospective buyers, and assisting the seller in negotiating the terms of the sale and in closing the transaction. In exchange for these services, the seller pays the company a commission, which is generally a fixed percentage of the sales price. In a co-broke arrangement the listing broker typically splits its commission with the other co-broker involved in the transaction. The company also offers buyer brokerage services.

DeWolfe is engaged in the origination, sale and servicing of mortgage loans for one-to-four family residences. The company primarily originates and services loans for purchases of properties located in eastern Massachusetts, southern New Hampshire and Connecticut. The majority of these loans are for home sales transactions in which DeWolfe also acts as a broker.

DeWolfe offers to employers a variety of specialized services primarily concerned with facilitating the resettlement of transferred employees. These services include sales and marketing of transferees' existing homes for their corporate employer, assistance in finding new homes, educational and school placement counseling, career counseling, employment assistance, and financial and other services. Clients can select these programs and services on a fee basis according to their needs.

The company also acts as an insurance agent, advising customers as to their insurance needs and the appropriate types and amounts of coverage, placing coverage on their behalf with insurers directly or through wholesale insurance brokers, and assisting them with any subsequent claims.



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Transaction and IPO Summary

----------------------------------------
Transaction and IPO Summary

                                                                                                         Implied        Implied
                                                                                                        Purchase       Purchase
                                                                                                         EBITDA          EBIT
 Date Announced  Target                                  Acquiror                                       multiple       multiple
----------------------------------------------------------------------------------------------------------------------------------
11/01/97         Financial Asset Management LLC          Asset Investors Corporation                         7.8     (a)     NA
11/14/97         Captec Net Lease Realty Advisors, Inc.  Captec Net Lease Realty                              NA             NA
07/01/97         Countrywide Assets Mgmt. Cos.           INMC Mortgage Holdings, Inc.                         NA             NA
05/15/97         CNL Realty Advisors                     Commercial Net Lease Realty                          NA             NA
05/14/97         Managing General Partner                U.S. Restaurant Properties                           NA             NA
04/22/97         The Galbreath Company & Affiliates      LaSalle Partners                                    6.4            7.6
02/28/97         Berkshire Companies LP                  Berkshire Realty Company, Inc.                       NA             NA
02/21/97         NHP Inc.                                Insignia Financial Group                           12.4           17.7
04/21/97         NHP Inc.                                Apartment Investment & Management                  11.4           16.4
                                                         Co.
11/07/96         Homeowners Group Inc.                   Cross Country Group Inc.                           13.6           24.5
08/01/96         Lexford Properties, Inc.                Cardinal Realty Services                            6.2             NA
06/17/96         Edward S. Gordon Company                Insignia Financial Group         (not detailed)     4.9             NA
11/16/95         Prime Management Group                  FirstService Corp.                                 18.8           65.4
08/17/95         R.I.C. Advisor                          Realty Income                                        NA             NA
12/20/94         Shurgard Inc.                           Shurgard Storage Centers                           11.4           12.3
06/02/94         Koll Management Services                Freeman Spogli & Co.                                9.6           11.0
08/18/93         Equity Properties Mgmt Co.              Equity Residential Properties                        NA             NA
                                                         Trust

                                                                                            Median          10.5           16.4
                                                                                            Mean            10.3           22.1

(a) Per Jefferies and Company analysis, as part of a fairness opinion on this transaction.


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Manager / Advisor Acquisition Comparables

--------------------------------------------------------------------------------

Manager / Advisor Acquisition Comparables                        ($ in millions)
================================================================================

                                                                                             Transaction Value / Transaction Value /
                                                                              Transaction      Equity Mkt Cap @  -------------------
                                                                                Value(1)       Transaction Date    Revenue  EBITDA
                                                                                --------       ----------------    -------  ------
Dec-97  Cabot Industrial Trust      Cabot Partners(2)                            $45.8              5.3%             5.0x    17.9x
Sep-97  Security Capital Industrial Security Capital Industrial, Inc.(3)(4)       81.9              4.0              2.2      9.5
Sep-97  Security Capital Pacific    Security Capital Pacific, Inc.(4)(5)          75.8              4.2              2.6     13.6
Aug-97  AMB Property Corporation    AMB Realty Advisors(6)                        99.7              5.1              3.2      8.3
Aug-97  Security Capital Atlantic   Security Capital Atlantic, Inc.(4)(7)         54.6              5.4              3.0      9.0
Aug-95  Realty Income               R.I.C. Advisor, Inc.(8)                       18.0              3.4              3.0      6.8
Mar-95  Shurgard Storage Centers    Shurgard Inc.(9)                              26.3              5.1              2.4      7.3
Jun-94  FFCA                        FFCA I(10)                                    53.9              7.1              6.2      9.5
    Average(11)                                                                                     4.9              3.0x     9.2x


                                                                                     Equity Value /
                                                                                  -------------------
                                                                                  FFO      Net Income
                                                                                  ---      ----------
Dec-97  Cabot Industrial Trust      Cabot Partners(2)                             17.9x      28.6x
Sep-97  Security Capital Industrial Security Capital Industrial, Inc.(3)(4)       11.3       11.4
Sep-97  Security Capital Pacific    Security Capital Pacific, Inc.(4)(5)          15.7       16.2
Aug-97  AMB Property Corporation    AMB Realty Advisors(6)                         8.3        8.3
Aug-97  Security Capital Atlantic   Security Capital Atlantic, Inc.(4)(7)          9.5        9.5
Aug-95  Realty Income               R.I.C. Advisor, Inc.(8)                        7.2        7.6
Mar-95  Shurgard Storage Centers    Shurgard Inc.(9)                               6.5        7.1
Jun-94  FFCA                        FFCA I(10)                                     8.7         NA
    Average(11)                                                                    9.5x       9.9x

(1) For each transaction, total consideration was common stock of the acquiring entity.
(2) Multiples are based on annualized numbers for the nine months ended 9/30/97. FFO and net income are based on pretax numbers.
(3) Multiples are based on annualized numbers for Security Capital Industrial, Inc. for the three months ended 3/31/97. FFO includes only real estate depreciation of $5,000 while EBITDA contains $348,000 of depreciation.
(4) In each transaction involving Security Capital, Security Capital calculated the projected REIT Advisory fees and property management fees, net of operating costs that would have been received under existing agreements for the respective REIT's existing properties, remaining acquisitions budgeted for 1997 as well as the development properties scheduled to begin construction prior to 12/31/97. Security Capital then multiplied the 1999 net fee stream by a multiple of 9.0x to create a residual value and discounted the fee stream back to the present using an annual discount rate of 17.5%. The residual value estimate was based on 1999's net fee stream because that is the first year in which all budgeted properties under development or to be acquired were expected to be stabilized.
(5) Multiples are based on annualized numbers for Security Capital Pacific, Inc. for the three mmonths ended 3/31/97. FFO includes only real estate depreciation of $41,000 while EBITDA contains $221,000 of depreciation.
(6)     There is no earn-out provision in the deal.
(7) Multiples are based on annualized numbers for Security Capital Atlantic, Inc. for the three months ended 3/31/97. FFO includes only real estate depreciation of $0 while EBITDA contains $71,000 of depreciation.
(8) Multiples are based on annualized numbers for R.I.C. Advisor pro forma for the three months ended 3/31/95.
(9) Multiples are based on annualized numbers for the advisor company pro forma for the nine months ended 9/30/94. Total transaction value includes $7.3 million of assumed debt.
(10)    Revenues are pro forma 1992 numbers.
(11)    Average excludes high and low multiples for each category.


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Cost of Capital Analysis

--------------------------------------------------------------------------------

(Dollars in thousands)

                                           Adjusted             Adjusted                        Market
                                  Levered   Levered  Unlevered  Unlevered           Preferred  Value of
Company Name                        Beta     Beta       Beta      Beta     Debt       Stock     Equity
----------------------------      -------  --------  ---------  ---------  ----     ---------  --------
CB RICHARD ELLIS SVCS               0.50      0.50      0.31      0.31    391.10      $  0.0    $399.8
GRUBB & ELLIS CO                    0.62      0.59      0.61      0.58      5.94      $  0.0    $138.3
INSIGNIA FINANCIAL GROUP INC        1.15      1.15      1.05      1.05     44.44      $  0.0    $269.4
INTERGROUP CORP                     0.61      0.53      0.27      0.24     53.26      $  0.0    $ 26.1
JONES LANG LASALLE INC              0.23      0.25      0.20      0.21    217.02      $  0.0    $865.0
TRAMMELL CROW COMPANY               0.63      0.68      0.56      0.60    142.34      $  0.0    $686.3
DEWOLFE COMPANIES INC               0.19      0.17      0.11      0.09     33.95      $  0.0    $ 26.3

                            ---------------------------------------------------------------------------
                            Mean    0.56      0.55      0.44      0.44    126.9           --     344.5
                            Median  0.61      0.53      0.31      0.31     53.3           --     269.4
                            ---------------------------------------------------------------------------

                                                           Debt to   Preferred to Equity to
                                  Enterprise   Debt to    Enterprise  Enterprise  Enterprise
Company Name                        Value      Equity       Value       Value       Value
----------------------------      ----------   -------    ---------- ------------ ----------
CB RICHARD ELLIS SVCS               790.9        97.8%       49.4%       0.0%       50.6%
GRUBB & ELLIS CO                    144.3         4.3%        4.1%       0.0%       95.9%
INSIGNIA FINANCIAL GROUP INC        313.9        16.5%       14.2%       0.0%       85.8%
INTERGROUP CORP                      79.4       204.1%       67.1%       0.0%       32.9%
JONES LANG LASALLE INC             1082.0        25.1%       20.1%       0.0%       79.9%
TRAMMELL CROW COMPANY               828.7        20.7%       17.2%       0.0%       82.8%
DEWOLFE COMPANIES INC                60.2       129.3%       56.4%       0.0%       43.6%

                            -------------------------------------------------------------
                            Mean    471.3        71.1%       32.6%       0.0%       67.4%
                            Median  313.9        25.1%       20.1%       0.0%       79.9%
                            -------------------------------------------------------------

                                             Market     Decile             Adjusted    Equity
                                            Value of     Based   Levered    Levered     Risk
                                  Debt       Equity      Beta      Beta      Beta      Premia
                                  ----      --------    ------   -------   --------    ------
CB RICHARD ELLIS SVCS             391.1      399.8       1.28      0.50      0.50       7.8%
GRUBB & ELLIS CO                    5.9      138.3       1.35      0.62      0.59       7.8%
INSIGNIA FINANCIAL GROUP INC       44.4      269.4       1.28      1.15      1.15       7.8%
INTERGROUP CORP                    53.3       26.1       1.46      0.61      0.53       7.8%
JONES LANG LASALLE INC            217.0      865.0       1.19      0.23      0.25       7.8%
TRAMMELL CROW COMPANY             142.3      686.3       1.19      0.63      0.68       7.8%
DEWOLFE COMPANIES INC              34.0       26.3       1.46      0.19      0.17       7.8%

                                    Size
                                    Risk      Cost of    Cost of   Cost of
                                   Premia     Equity       Debt   Preferred         WACC
                                   ------     -------    -------  ---------         ----
CB RICHARD ELLIS SVCS               2.35%      12.4%       7.9%      0.0%            8.6%
GRUBB & ELLIS CO                    2.56%      13.3%       7.9%      0.0%           13.0%
INSIGNIA FINANCIAL GROUP INC        2.35%      17.5%       7.0%      0.0%           15.6%
INTERGROUP CORP                     5.36%      15.7%       7.6%      0.0%            8.2%
JONES LANG LASALLE INC              1.45%       9.5%       6.1%      0.0%            8.3%
TRAMMELL CROW COMPANY               1.45%      12.9%       8.3%      0.0%           11.5%
DEWOLFE COMPANIES INC               5.36%      12.8%       7.5%      0.0%            8.1%

                                               ------------------------------------------
                                  Mean         13.4%       7.5%      0.0%           10.5%
                                  Median       12.9%       7.6%      0.0%            8.6%
                                               ------------------------------------------

Assumptions
-----------
20-Year Treasury Bond Yield        6.15%
Equity Risk Premia (a)             7.80%
Size Risk Premia (a)               2.35%
Company Specific Risk Premium      0.00%
Company Specific Decile Beta       1.28
Levered Beta                       0.36
Selected Unlevered Beta            0.31
Tax Rate                           40.0%
Preferred to Enterprise Value       0.0%
Debt to Enterprise Value           20.1%
Equity to Enterprise Value         79.9%
Cost of Debt                        7.6%
Cost of Preferred                   0.0%
Cost of Equity                     11.3%
                                             ------
WACC                                          10.0%
                                             ------
*Excluded from the Range
(a) Ibbotson Associates, Stock Bonds and Inflation 1998 Yearbook, pp 165. =========================================== Houlihan Lokey Howard & Zukin === 40